TASKPORT, INC.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Taskport Inc.

Huntington Beach, California.

We have audited the accompanying balance sheet of Taskport, Inc. as of December 31, 2004, and the related statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2003 and 2004 and from December 3, 2001 (inception) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Taskport Inc. as of December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and for the period from December 3, 2001 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.

Certified Public Accountants

Los Angeles, California.

January 7, 2005

TASKPORT, INC.

Balance Sheet

(A Development Stage Company)

As of December 31, 2004

ASSETS

CURRENT ASSETS
Cash & cash equivalent	$10,600

Propery & equipment, net	48,548
$59,148

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accrued expenses	$245,868
Due to related party	2,000
Capital lease obligation- current portion	8,169
Total current liabilities	256,037

Capital lease obligation non current portion	6,110

STOCKHOLDERS’ DEFICIT:

Common stock, $0.0001 par value, 100,000,000 shares authorized,
15,684,739 shares issued and outstanding	1,568
Additional paid in capital	5,564,183
Shares to be issued	11,151
Accumulated deficit	(5,779,900)
Total stockholders’ deficit	(202,999)
$59,148

The accompanying notes are an integral part of these financial statements

TASKPORT, INC

Statements of Operations

(A Development Stage Company)

			Cumulative from
	For the years ended		December 3, 2001
	December 31	December 31	(inception) to
	2004	2003	December 31, 2004
Net sales	$—	$—	$—

Cost of sales	—	—	—

Gross profit/(loss)	—	—	—

OPERATING EXPENSES
General & administration	2,589,843	1,132,625	5,775,408

OTHER INCOME AND EXPENSES
Other expenses	1,396	1,761	4,492

Net loss	$(2,591,239)	$(1,134,387)	$(5,779,900)

Loss per common share:

Basic and diluted loss per common share	$(0.19)	$(0.09)	$(0.47)

Basic and diluted weighted average number of common shares	13,920,559	12,492,606	12,204,840

The accompanying notes are an integral part of these financial statements

Taskport Inc.

Statements of Cash Flows

(A Development Stage Company)

			For the Cumulative
			Period from
	For the Years Ended		December 3,
	December 31,	December 31,	2001 (inception) to
	2004	2003	December 31, 2004
Cash flows from operating activities:
Net loss	$(2,591,239)	(1,134,387)	$(5,779,900)
Adjustment to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	8,954	7,780	19,059
Shares issued for services	855,806	—	1,459,328
Shares issued for compensation	782,418	622,012	1,755,642
Shares to be issued for services	11,151	—	11,151
Shares issued for acquisition of software	—	—	625,000
Increase (decrease) in assets and liabilities
prepaid expenses	2,050	(2,050)	—
accrued expenses	118,740	59,374	245,868
Net cash used in operating activities	(812,120)	(447,271)	(1,663,853)

Cash flow from investing activities:
Purchase of equipment	—	(6,529)	(51,432.00)

Cash flow from financing activities:
Receipts from issuance of shares	821,600	442,800	1,725,781
Loan to related party	—	(1,016)	(1,016)
Receipts from related party	3,016	—	3,016
Payments for lease equipments	(1,896)	—	(1,896)
Net cash provided by financing activities	822,720	441,784	1,725,885

Net increase (decrease) in cash & cash equivalents	10,600	(12,016)	10,600

Cash & cash equivalents, beginning	—	12,016	—

Cash & cash equivalents, ending	$10,600	$—	$10,600

The accompanying notes are an integral part of these financial statements

Taskport Inc.

(A Development Stage Company)

Statement of Stockholder’s Deficit

For the Period from December 3, 2001 (inception) to December 31, 2004

					Deficit	Total
			Additional	Shares	accumulated during	stockholder’s
	Common stock		paid in	to be	the development	equity/(deficit)
	Shares	Amount	capital	issued	stage

Balance at inception (December 3, 2001)	—	$—	$—	—	$—	—
Issuance of founder’s share	10,120,000	1012	—	—	—	1,012
Issuance of shares for cash	41,000	4	40,996	—	—	41,000
Issuance of shares for acquisition of software	625,000	63	624,938	—	(625,000)	—
Issuance of shares for services	308,544	31	308,513	—	—	308,544
Net loss					(32,120)	(32,120)

Balance at December 31, 2001	11,094,544	1,109	974,447	—	(657,120)	318,436

Issuance of shares for cash	419,369	42	419,327	—	—	419,369
Issuance of shares for compensation	250,000	25	249,975	—	—	250,000
Issuance of shares for services	294,978	29	294,949	—	—	294,978
Shares to be issued	—	—	—	101,212	—	101,212
Net loss					(1,397,155)	(1,397,155)

Balance at December 31, 2002	12,058,891	1,206	1,938,697	101,212	(2,054,275)	(13,160)

Issuance of shares for cash	442,800	44	442,756	—	—	442,800

Issuance of shares for compensation	723,224	72	723,152	(101,212)	—	622,012
Net loss	—	—	—	—	(1,134,387)	(1,134,387)

Balance at December 31, 2003	13,224,915	1,322	3,104,605	—	(3,188,662)	(82,735)

Issuance of shares for cash	821,600	82	821,518	—	—	821,600
Issuance of shares for compensation	782,418	78	782,340	—	—	782,418
Issuance of shares for services	855,806	86	855,720	—	—	855,806
Shares to be issued	—	—	—	11,151	—	11,151
Net loss	—	—	—	—	(2,591,239)	(2,591,239)

Balance at December 31, 2004	15,684,739	$1,568	$5,564,183	$11,151	$(5,779,900)	$(202,999)

The accompanying notes are an integral part of these financial statements

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Taskport, Inc., a California Corporation, was incorporated in 2001 to develop a proprietary, web-based software system that enables users to work collaboratively in a highly organized fashion within a shared electronic workspace. The Company’s product offers an integrated suite of messaging/collaboration management applications that was designed from the ground up to enable users and small businesses to more effectively organize and manage their collaborative efforts.

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is devoting substantially all of its present efforts to establishing its new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, all obligations have been performed pursuant to the terms of the formal arrangement and collectibility is reasonably assured. Taskport anticipates generating revenue from two primary sources: the up-selling of Premium Services; and, Paid Search.

Taskport anticipates deriving Premium Service revenue from the sale of extra data storage, vanity email, domain hosting, custom branding and technical support and will be recorded when the service has been provided to our client or, in the case of extra storage, on an accrual basis, after monthly fees have been billed to clients.

Another anticipated revenue source is Paid Search. Taskport anticipates that each time a Taskport member uses the company’s embedded search box and clicks on an ad of an advertiser in the search network. Revenue will be recognized on a daily basis, based upon reported revenue from the selected search company.

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Advertising

The Company expenses advertising costs as incurred.

Property & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of five to ten years.

Depreciation and Amortization

Property and equipment are being depreciated on the straight-line basis over the following estimated useful lives:

Machinery & equipment	2-5 years
Leasehold improvements	10 years
Furniture & fixture	7 years

Included in property and equipment is approximately $16,175 of assets, which are leased under non-cancelable leases, and accounted for as capital leases, which expire through December 2006. The accumulated amortization included in the property and equipment for these leases is approximately $850.

Depreciation and amortization expense for the years ended December 31, 2004 was $8,955 and $7,780, respectively.

The Company capitalizes expenditures that materially increase asset lives and charges ordinary repairs and maintenance to operations as incurred. When assets are sold or otherwise disposed of, the cost and related depreciation or amortization is removed from the accounts and any resulting gain or loss is included in other income (expense) in the accompanying statements of operations.

Property and equipment consist of the following:

Machinery & equipment	$35,366
Leasehold improvements	12,573
Furniture & fixture	19,668
Accumulated depreciation	(19,059)
$48,548

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Long-lived assets

Effective October 23, 2004, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Stock-based compensation

The Company has adopted the disclosure provisions only of SFAS 123 and continues to account for stock based compensation using the intrinsic value method prescribed in accordance with the provisions of APB No. 25, Accounting for Stock Issued to Employees, and related interpretations. Common stock issued to employees for compensation is accounted for based on the market price of the underlying stock.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 (“EITF 96-18”), “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services.” Common stock issued to non-employees in exchange for services is accounted for based on the fair value of the services received.

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock Based Compensation-

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Transition and Disclosure.” SFAS No. 148 amends SFAS No. 123, “Accounting for Stock Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results.

Recent Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (“FAS No. 123R”). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company’s first quarter of fiscal 2006. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We are evaluating the effect the adoption of this interpretation will have on its financial position, cash flows and results of operations.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements (“EITF 05-6”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

NOTE 3 - ACCRUED EXPENSES

Following is the detail of accrued expense as of December 31, 2004.

Accrued vacation	$ 155,959
Professional services	68,159
Consultant fees	20,750
Payroll taxes	1,000
$ 245,868

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - RELATED PARTY TRANSACTION

The Company has $2,000 loan due to related party having common ownership interest as of December 31, 2004.

The amount due to related party is unsecured, non-interest bearing and due on demand.

In December 2001, the Company issued 625,000 shares to a company owned by the Company’s principal shareholder in connection with the purchase of certain computer software. The transaction has been recorded as a deemed dividend of $625,000, which is the fair value of the shares issued based on the shares issued on dates close to the transaction date. The software has been recorded at the related party’s basis, which was zero.

NOTE 5 – STOCKHOLDER’S EQUITY

During the years ended December 31, 2004 and 2003 and since inception, the Company issued shares for services. These shares have been recorded at fair value which is based on the price of shares issued close to the date of services rendered.

NOTE 6 - INCOME TAXES

Through December 31, 2004, the Company incurred net operating losses for tax purposes of approximately $4,999,000. The net operating loss carry forward for federal and state purposes may be used to reduce taxable income through the year 2025. Net operating loss carry forward for the State of California is generally available to reduce taxable income through the year 2010. The availability of the Company’s net operating loss carry forward is subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of December 31, 2004 is $1,999,600. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot reasonably be assured. Components of deferred tax asset at December 31, 2004 are as follows:

Net operating loss	$ 1,999,600

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statements of Operations:

Tax expense (credit) at statutory rate-federal	(34) %
State tax expense net of federal tax	(6) %
Changes in valuation allowance	40%
Tax expense at actual rate	-

NOTE 9 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 income tax and $40 interest during the period ended December 31, 2004.

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 10 - BASIC AND DILUTED NET LOSS PER SHARE

Basic and diluted net loss per share for the years ended December 31, 2003 and December 31, 2004 were determined by dividing the net gain (loss) for the periods by the weighted average number of both basic and diluted shares of common stock. The Company did not have dilutive securities at December 31, 2003 or December 31, 2004.

NOTE 11 - COMMITMENTS

(a)	SAVVIS Communications:

On December 28, 2004 the Company entered into a collocation agreement with Savvis. SAVVIS Communications (NASDAQ: SVVS) is a global IT utility services provider. With an IT services platform that extends to 47 countries, SAVVIS leads the industry in delivering secure, reliable, and scalable hosting, network and application services.

Under the terms of this agreement, Savvis will provide collocation facilities, cage space, bandwidth, power, backup power and security. The term of the agreement shall continue until the expiration of the last expiring service term.

(b)	Office Space Lease:

The Company leased approximately 2,500 square feet of office space in Newport Beach, California to house its administrative, marketing, system development and technical support operations. The Company paid approximately $2,600 per month in rent under this lease, which expired in September 2005.

On September 15, 2005 the Company entered into a lease agreement to lease 15,154 square feet of office space in Huntington Beach, California to house its administrative, marketing, system development and technical support operations. The Company pays approximately $28,793 per month in rent under this lease, which expires in September 2010.

(c)	Equipment Leases:

As of December 31, 2004, the Company had entered into capital leases with a strategic vendor for the financing of computer equipment. The Company pays approximately $700 per month under these leases, the last of which expires in December of 2006. The Company had no equipment lease obligations as of December 31, 2003.

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Total minimum lease payments under the above leases are as follows:

	Capital	Operating	Total
	Leases	Leases
2005	$8,169	$347,676	$355,845
2006	6,110	347,676	353,786
2007	—	347,676	347,676
2008	—	347,676	347,676
2009	—	347,676	347,676
Thereafter	—	347,676	347,676
	$14,279	$2,086,056	$2,100,335
Less: Amount representing interest	———
Present value of minimum lease payments	$14,279
Less: Current portion	8,169
	$6,110

(d)	Consulting agreement:

On March 24, 2004, the Company entered into an agreement with its Chief Technology Officer. As part of this service agreement, the CTO was also responsible for assisting in the closing of certain financings.

As of December 31, 2004, the Company had issued 50,000 shares upon the commencement of the term of service and 50,000 shares upon the launch of the Company’s group collaboration product.

The term of the service agreement began on April 1, 2004 and was for a term of ninety (90) days, with automatic monthly renewals.

NOTE 12 - SUBSEQUENT EVENTS

In 2005 and early 2006, the Company raised $7,856,925, net of offering costs of $ 1,267,425, through the sale of 5,586,225 shares of its common stock to accredited investors in a private placement offering.

The Company also issued warrants to purchase 512,320 shares of common stock exercisable through June 30, 2010 at a per share price of $0.25. These warrants were issued in exchange for services rendered after December 31, 2004.

TASKPORT, INC.

Balance Sheet

(A Development Stage Company)

As of September 30, 2005

(Unaudited)

ASSETS

CURRENT ASSETS
Cash & cash equivalent	$557,331
Prepaid rent	57,588
Total current assets	614,920

Property & equipment, net	254,680
Other assets	69,490
$939,089

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accrued expenses	$267,508
Due to related party	1,750
Capital lease obligation- current portion	12,010
Total current liabilities	281,268

Capital lease obligation non current portion	4,972

STOCKHOLDERS’ EQUITY:

Common stock, $0.0001 par value, 100,000,000 shares authorized,
18,576,055 shares issued and outstanding	1,858
Additional paid in capital	8,420,604
Shares to be issued	11,151
Accumulated deficit	(7,780,764)
Total stockholders’ equity	652,849
$939,089

The accompanying notes are an integral part of these financial statements

TASKPORT, INC

Statements of Operations

(A Development Stage Company)

(Unaudited)

			Cumulative from
	For the nine month		December 3, 2001
	periods ended		(inception) to
	September 30	September 30	September 30
	2005	2004	2005
Net sales	$—	$—	$—

Cost of sales	—	—	—

Gross profit/(loss)	—	—	—

OPERATING EXPENSES
General & administration	1,975,573	1,955,348	7,750,981

OTHER INCOME AND EXPENSES
Loss on settlement of debt	21,960	—	21,960
Other expenses	3,331	1,133	7,823

Net loss	$(2,000,864)	$(1,956,481)	$(7,780,764)

Loss per common share:

Basic and diluted loss per common share	$(0.12)	$(0.14)	$(0.62)

Basic and diluted weighted average number of common shares	16,136,326	13,773,634	12,651,608

The accompanying notes are an integral part of these financial statements

Taskport Inc.

Statements of Cash Flows

(A Development Stage Company)

(Unaudited)

			For the Cumulative
			Period from
	For the Nine Month Periods Ended		December 3,
	September 30,	September 30,	2001 (inception) to
	2005	2004	September 30, 2005
Cash flows from operating activities:
Net loss	$(2,000,864)	$(1,956,481)	$(7,780,764)
Adjustment to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	29,483	6,343	48,542
Loss on settlement of debt	21,960		21,960
Write off fixed assets	9,533		9,533
Shares issued for compensation	421,031	595,177	2,176,673
Shares issued for services	327,200	641,855	1,786,528
Shares to be issued for services	—	—	11,151
Shares issued for acquisition of software	—	—	625,000
Increase (decrease) in assets and liabilities
prepaid expenses	(57,588)	2,050	(57,588)
other assets	(69,490)	—	(69,490)
accrued expenses	100,275	88,469	346,143
Net cash used in operating activities	(1,218,460)	(622,586)	(2,882,312)

Cash flow from investing activities:
Purchase of equipment	(245,148)	—	(296,580)

Cash flow from financing activities:
Receipts from issuance of shares	2,017,501	621,000	3,743,282
Loan from related party	(250)	984	2,765
Receipts from related party	—	1,016	(1,016)
Payments for lease equipments	(6,912)	(414)	(8,808)
Net cash provided by financing activities	2,010,339	622,586	3,736,223

Net increase (decrease) in cash & cash equivalents	546,731	—	557,331

Cash & cash equivalents, beginning	10,600	—	—

Cash & cash equivalents, ending	$557,331	$—	$557,331

The accompanying notes are an integral part of these financial statements

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Taskport, Inc., a California Corporation, was incorporated in 2001 to develop a proprietary, web-based software system that enables users to work collaboratively in a highly organized fashion within a shared electronic workspace. The Company’s product offers an integrated suite of messaging/collaboration management applications that was designed from the ground up to enable users and small businesses to more effectively organize and manage their collaborative efforts.

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is devoting substantially all of its present efforts to establishing its new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

The unaudited financial statements have been prepared by the “Company,” pursuant to the rules and regulations of the Securities and Exchange Commission. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes for the year ended December 31, 2004. The results of the nine months ended September 30, 2005 are not necessarily indicative of the results to be expected for the full year ending December 31, 2005.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, all obligations have been performed pursuant to the terms of the formal arrangement and collectibility is reasonably assured. Taskport anticipates generating revenue from two primary sources: the up-selling of Premium Services; and, Paid Search.

Taskport anticipates deriving Premium Service revenue from the sale of extra data storage, vanity email, domain hosting, custom branding and technical support and will be recorded when the service has been provided to our client or, in the case of extra storage, on an accrual basis, after monthly fees have been billed to clients.

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Another anticipated revenue source is Paid Search. Taskport anticipates that each time a Taskport member uses the company’s embedded search box and clicks on an ad of an advertiser in the search network. Revenue will be recognized on a daily basis, based upon reported revenue from the selected search company.

Depreciation and Amortization

Property and equipment are being depreciated on the straight-line basis over the following estimated useful lives:

Machinery & equipment	2-5 years
Leasehold improvements	10 years
Furniture & fixture	7 years

Included in property and equipment is approximately $25,495 of assets, which are leased under non-cancelable leases, and accounted for as capital leases, which expire through September of 2007. The accumulated amortization included in the property and equipment for these leases is approximately $4,435.

Depreciation and amortization expense for the nine months ended September 30, 2005 and 2004 was $29,483 and $6,343, respectively.

The Company capitalizes expenditures that materially increase asset lives and charges ordinary repairs and maintenance to operations as incurred. When assets are sold or otherwise disposed of, the cost and related depreciation or amortization is removed from the accounts and any resulting gain or loss is included in other income (expense) in the accompanying statements of operations.

Property and equipment consisted of the following as of September 30, 2005:

Machinery & equipment	$ 271,251
Furniture & fixture	28,932
Accumulated depreciation	(45,503)
$ 254,680

The Company wrote off $12,573 of assets under leasehold improvements for the period ended September 30, 2005 and recorded a loss of $9,533.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Recent Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (“FAS No. 123R”). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company’s first quarter of fiscal 2006. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We are evaluating the effect the adoption of this interpretation will have on its financial position, cash flows and results of operations.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements (“EITF 05-6”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

NOTE 3 - ACCRUED EXPENSES

Following is the detail of accrued expense as of September 30, 2005.

Accrued vacation	$231,891
Professional services	6,967
Consultant fees	25,750
Accrued rent	2,900
$267,508

NOTE 4 - RELATED PARTY TRANSACTION

The Company has $1,750 loan due to related party having common ownership interest as of September 30, 2005.

The amount due to related party is unsecured, non-interest bearing and due on demand.

In December 2001, the Company issued 625,000 shares to a company owned by the Company’s principal shareholder in connection with the purchase of certain computer software. The transaction has been

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

recorded as a deemed dividend of $625,000, which is the fair value of the shares issued based on the shares issued on dates close to the transaction date. The software has been recorded at the related party’s basis, which was zero.

NOTE 5 – STOCKHOLDER’S EQUITY

During the nine months ended September 30, 2005 and 2004 and since inception, the Company issued shares for services. These shares have been recorded at fair value, which is based on the price of shares issued close to the date of services rendered.

On August 15, 2005 the Company issued 2,048,100 shares for cash at $1 per share, the Company paid $266,253 in commission to the placement agent and granted warrants to purchase 307,215 of shares at an exercise price of $1 per share. The warrants can be exercised over a 5 year period. The placement agent’s commission is netted against the proceeds of the stock issuance. No warrants have been exercised as of the date of this report.

On June 30, 2005 the Company issued to the law firm of Day & Campbell, LLP warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 per share. The warrants can be exercised over a 5 year period. No warrants have been exercised as of the date of this report.

NOTE 6 - INCOME TAXES

Through September 30, 2005, the Company incurred net operating losses for tax purposes of approximately $7,550,000. The net operating loss carry forward for federal and state purposes may be used to reduce taxable income through the year 2025. Net operating loss carry forward for the State of California is generally available to reduce taxable income through the year 2010. The availability of the Company’s net operating loss carry forward is subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of September 30, 2005 is $3,020,000. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot reasonably be assured. Components of deferred tax asset at September 30, 2005 are as follows:

Net operating loss	$3,020,000

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statements of Operations:

Tax expense (credit) at statutory rate-federal	(34) %
State tax expense net of federal tax	(6) %
Changes in valuation allowance	40%
Tax expense at actual rate	-

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 7 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 income tax and $295 interest during the period ended September 30, 2005.

NOTE 8 - COMMITMENTS

(a)	SAVVIS Communications:

On December 28, 2004 the Company entered into a collocation agreement with Savvis. SAVVIS Communications (NASDAQ: SVVS) is a global IT utility services provider. With an IT services platform that extends to 47 countries, SAVVIS leads the industry in delivering secure, reliable, and scalable hosting, network and application services.

Under the terms of this agreement, Savvis will provide collocation facilities, cage space, bandwidth, power, backup power and security. The term of the agreement shall continue until the expiration of the last expiring service term.

(b)	Office Space Lease:

The Company leased approximately 2,500 square feet of office space in Newport Beach, California to house its administrative, marketing, system development and technical support operations. The Company paid approximately $2,600 per month in rent under this lease, which expired in September 2005.

On September 15, 2005 the Company entered into a lease agreement to lease 15,154 square feet of office space in Huntington Beach, California to house its administrative, marketing, system development and technical support operations. The Company pays approximately $28,793 per month in rent under this lease, which expires in September 2010.

(c)	Equipment Leases:

As of September 30, 2005, the Company had entered into capital leases with a strategic vendor for the financing of computer equipment. The Company pays approximately $1,083 per month under these leases, the last of which expires in September of 2007.

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Total minimum lease payments under the above leases are as follows:

	Capital	Operating	Total
	Leases	Leases
2006	$12,552	347,676	360,228
2007	5,326	347,676	353,002
2008	-	347,676	347,676
2009	-	347,676	347,676
2010	-	347,676	347,676
Thereafter	-	-	-
	$17,878	1,738,380	1,756,258
Less: Amount representing interest	$896
Present value of minimum lease payments	16,982
Less: Current portion	12,010
	$4,972

(d)	Consulting agreement:

On March 24, 2004, the Company entered into an agreement with its Chief Technology Evangelist. As part of this service agreement, the CTE was also responsible for assisting in the closing of certain financings.

As of September 30, 2005, the Company had issued 50,000 shares upon the commencement of the term of service and 50,000 shares upon the launch of the Company’s group collaboration product.

The term of the service agreement began on April 1, 2004 and was for a term of ninety (90) days, with automatic monthly renewals.

NOTE 9 - SUBSEQUENT EVENTS

Merger

On February 13, 2006, the Company entered into a merger agreement with a public shell whereby, the shell Company issued 22,828,430 shares to acquire 100% of the Company’s stock . As a result of the merger, the stockholders of Taskport will own approximately 92% of the combined entity. Accordingly, the merger will be accounted for as reverse acquisition of the public shell by Taskport and would result in a recapitalization of Taskport in a manner similar to the pooling of interest method. No pro forma financial information is disclosed as the amounts involved are immaterial. Concurrent with the merger, the name of the Company was changed to Foldera, Inc.

In the fourth quarter of 2005 and early 2006, the Company raised $8,504,750, net of offering costs of $1,132,844, through the sale of 4,252,375 shares of its common stock to accredited investors in a private placement offering.

Consulting Agreements

In March, 2004, Taskport entered into a consulting agreement with Jnan Dash, Taskport’s Chief Technology Evangelist, pursuant to which Taskport agreed to pay him a fee of $10,000 per month commencing upon receipt by Taskport of at least $3,000,000 of financing, and further agreed to issue to

TASKPORT, INC.

(A Development Stage Enterprise)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

him 50,000 shares of common stock upon commencement, an additional 75,000 shares upon Taskport’s receipt of at least $3,000,000 of financing, and up to an additional 175,000 shares in increments upon achievement by Taskport of certain milestones pertaining to the successful beta launch of Taskport’s service, the successful production launch of the Taskport service and the receipt of subscriptions from 1,000,000 users of the Taskport service. The agreement may be terminated at any time by either party.

The Company has successfully raised over $3,000,000 as of October 10, 2005 which triggered the issuance of 75,000 shares to Jnan Dash.

The Company also successfully launched its beta service in January 2006 which triggered the issuance of 50,000 shares to Jnan Dash.

In March, 2005, Taskport entered into an engagement agreement with CFO 911 pursuant to which CFO 911 agreed to provide services to Taskport including assistance in completing Taskport’s business plan and performing due diligence on Taskport’s financial projections for reasonableness and accuracy from a financial investor’s perspective. The Company agreed to pay CFO 911 a total of $10,000 for these services. The Company may engage CFO 911 to perform other services, including assistance in connection with a proposed reverse merger with a company whose shares trade on the OTC Bulletin Board, for which CFO 911 will be compensated in cash and/or up to 75,000 shares of Taskport’s common stock.

The Company has entered into reverse merger transaction which was approved by the majority of the Company’s shareholders on February 13, 2006. This event triggers the issuance of 75,000 share of common stock to CFO 911.

Stock Option Plan

In May 2005 the Board of Directors of Taskport adopted and approved the 2005 Stock Option Plan (the “Plan”) which authorized the issuance of up to 3,000,000 shares under the Plan.

In February 2006 options to purchase 2,225,000 shares of common stock were granted under the Plan and 775,000 shares were available for future option grants. No options have been exercised as of the date of this report.

Equity Issuance

On February 9, 2006 the Company issued 4,252,375 shares for cash at $2 per share, the Company paid $1,105,617 in commission to the placement agent and granted warrants to purchase 637,856 shares at an exercise price of $2 per share. The warrants can be exercised over a 5 year period. The placement agent’s commission is netted against the proceeds of the stock issuance. No warrants have been exercised as of the date of this report.